                                                                    Exhibit 10.2

                            LIMELIGHT NETWORKS, INC.

              AMENDED AND RESTATED 2003 INCENTIVE COMPENSATION PLAN

                                                                               .
                                                                               .
                                                                               .

1.   Purpose...............................................................    1
2.   Administration........................................................    1
     (a)    Authority of the Committee.....................................    1
     (b)    Manner of Exercise of Authority................................    1
     (c)    Limitation of Liability........................................    2
3.   Stock Subject to Plan.................................................    2
     (a)    Limitation on Overall Number of Shares Subject to Awards.......    2
     (b)    Application of Limitations.....................................    2
4.   Eligibility; Per-Person Award Limitations.............................    2
5.   Specific Terms of Awards..............................................    2
     (a)    General........................................................    2
     (b)    Options........................................................    3
     (c)    Stock Appreciation Rights......................................    4
     (d)    Restricted Stock...............................................    4
     (e)    Bonus Stock and Awards in Lieu of Obligations..................    5
     (f)    Other Stock-Based Awards.......................................    6
6.   Certain Provisions Applicable to Awards...............................    6
     (a)    Stand-Alone, Additional, Tandem, and Substitute Awards.........    6
     (b)    Term of Awards.................................................    6
     (c)    Form and Timing of Payment Under Awards; Deferrals.............    7
     (d)    Exemptions from Section 16(b) Liability........................    7
7.   Change in Control.....................................................    7
     (a)    Effect of "Change in Control...................................    7
     (b)    Definition of "Change in Control"..............................    8
     (c)    Definition of "Change in Control Price.........................    8
8.   General Provisions....................................................    9
     (a)    Compliance With Legal and Other Requirements...................    9
     (b)    Limits on Transferability; Beneficiaries.......................    9
     (c)    Adjustments....................................................    9
     (d)    Taxes..........................................................   10
     (e)    Changes to the Plan and Awards.................................   11
     (f)    Limitation on Rights Conferred Under Plan......................   11
     (g)    Unfunded Status of Awards; Creation of Trusts..................   11
     (h)    Nonexclusivity of the Plan.....................................   12
     (i)    Payments in the Event of Forfeitures; Fractional Shares........   12
     (j)    Governing Law..................................................   12
     (k)    Plan Effective Date and Stockholder Approval;
               Termination of Plan.........................................   12
9.   Definitions...........................................................   12
     (a)    "Award"........................................................   12
     (b)    "Award Agreement"..............................................   12
     (c)    "Beneficiary"..................................................   13
     (d)    "Beneficial Owner", "Beneficially Owning" and
               "Beneficial Ownership"......................................   13
     (e)    "Board"........................................................   13

     (f)    "Change in Control"............................................   13
     (g)    "Change in Control Price"......................................   13
     (h)    "Code".........................................................   13
     (i)    "Committee"....................................................   13
     (j)    "Company"......................................................   13
     (k)    "Consultant"...................................................   13
     (l)    "Continuous Service"...........................................   13
     (m)    "Corporate Transaction"........................................   14
     (n)    "Director".....................................................   14
     (o)    "Dividend Equivalent"..........................................   14
     (p)    "Effective Date"...............................................   14
     (q)    "Eligible Person"..............................................   14
     (r)    "Employee".....................................................   14
     (s)    "Exchange Act".................................................   14
     (t)    "Executive Officer"............................................   14
     (u)    "Fair Market Value"............................................   14
     (v)    "Incentive Stock Option".......................................   14
     (w)    "Incumbent Board"..............................................   15
     (x)    "Limited Stock Appreciation Right".............................   15
     (y)    "Nonqualified Stock Option"....................................   15
     (z)    "Option".......................................................   15
     (aa)   "Optionee".....................................................   15
     (bb)   "Other Stock-Based Awards".....................................   15
     (cc)   "Parent".......................................................   15
     (dd)   "Participant"..................................................   15
     (ee)   "Person".......................................................   15
     (ff)   "Plan".........................................................   15
     (gg)   "Related Entity"...............................................   15
     (hh)   "Restricted Stock".............................................   15
     (ii)   "Rule 16b-3" and "Rule 16a-1(c)(3)"............................   15
     (jj)   "Stock"........................................................   15
     (kk)   "Stock Appreciation Right".....................................   15
     (ll)   "Subsidiary"...................................................   16

                            LIMELIGHT NETWORKS, INC.

              AMENDED AND RESTATED 2003 INCENTIVE COMPENSATION PLAN

               (as amended and restated through October 20, 2006)

     1. PURPOSE. The purpose of this Amended and Restated 2003 Incentive Compensation Plan is to assist Limelight Networks, Inc., a Delaware corporation and its Related Entities in attracting, motivating, retaining, and rewarding high-quality executives and other Employees, officers, Directors, and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the Board of Directors or any applicable committee (or any successor committee) of the Board of Directors of the Company.

     2. ADMINISTRATION.

          (a) Authority of the Committee. The Plan shall be administered by the Board of Directors or the Committee. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number, and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions, or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

          (b) Manner of Exercise of Authority. Any action of the Committee or the Board shall be final, conclusive, and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under
Section 8(b) hereof, or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, to perform administrative functions or other functions as the Committee or the Board may determine. The Committee or the Board may appoint agents to assist it in administering the Plan.

          (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any Executive Officer, other officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     3. STOCK SUBJECT TO PLAN.

          (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 8(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 2,540,000 shares plus (ii) the number of shares of Stock with respect to which any Awards previously granted under the Plan terminated without being exercised, expire, are forfeited or canceled, do not vest, or are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 8(c) hereof, the number of shares of Stock that may be issued pursuant to Incentive Stock Options shall not exceed 2,540,000 shares.

          (b) Application of Limitations. The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

     4. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under the Plan only to Eligible Persons, provided only Employees may be granted Incentive Stock Options. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 500,000 shares of Stock, subject to adjustment as provided in Section 8(c), under each of Sections 5(b), 5(c), 5(d), 5(e), and 5(f).

     5. SPECIFIC TERMS OF AWARDS.

          (a) General. Each Award under the Plan will be evidenced by an Award Agreement. Awards may be granted on the terms and conditions set forth in this
Section 5. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

          (b) Options. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

               (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

               (ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards, or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

               (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right in tandem therewith) shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                    (A) The Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of Stock of the Company or any Parent and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                    (B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or any Parent during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

               (iv) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options that are exercisable for unvested shares of Stock. Should the Optionee's Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right.

          (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant Stock Appreciation Right's to Participants on the following terms and conditions:

               (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited Stock Appreciation Right" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 7(c) hereof), over (B) the grant price of the Stock Appreciation Right as determined by the Committee or the Board. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 5(a) hereof.

               (ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 5(c), as the Committee or the Board may determine. Stock Appreciation Rights and Limited Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

          (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

               (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Committee or the Board may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments, or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 8(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.

               (ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant's Continuous Service during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

               (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

               (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

          (e) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

          (f) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(f) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee or the Board shall determine. The Committee and the Board shall have the discretion to grant such other Awards that are exercisable for unvested shares of Stock. Should the Optionee's Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 5(f).

     6. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price, or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

          (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any

Option or Stock Appreciation Right exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

          (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made to the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 8(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

          (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to
Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

     7. CHANGE IN CONTROL.

          (a) Effect of "Change in Control. "If and to the extent provided in the Award, in the event of a "Change in Control," as defined in Section 7(b):

               (i) The Committee may, within its discretion, accelerate the vesting and exercisability of any Option or Award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, subject to applicable restrictions set forth in Section 8 (a) hereof;

               (ii) The Committee may, within its discretion, accelerate the exercisability of any limited Stock Appreciation Rights (and other Stock Appreciation Rights if so provided by their terms) and provide for the settlement of such Stock Appreciation Rights for amounts, in cash, determined by reference to the Change in Control Price; and

               (iii) The Committee may, within its discretion, lapse the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan and such Awards may be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in
Section 8 (a) hereof.

          (b) Definition of "Change in Control". A "Change in Control" shall be deemed to have occurred upon:

               (i) Approval by the stockholders of the Company of a reorganization, merger, consolidation, or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger, consolidation, or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned);

               (ii) Individuals who, as of the date on which the Award is granted, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

               (iii) The acquisition (other than from the Company) by any person, entity, or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than 50% of either the then outstanding shares of the Company's Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or a Related Entity, (2) any person, entity, or "group" that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company a Related Entity.

          (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 7(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

     8. GENERAL PROVISIONS.

          (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing, or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities may then be listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

          (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right that constitutes a derivative security as generally defined in Rule 16a 1(c) under the Exchange Act, shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by a qualified domestic relations order, by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

          (c) Adjustments.

               (i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee or the Board to be appropriate, then the Committee or the Board shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of shares of Stock that may be delivered in connection with Awards granted thereafter, (B) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee or Board determines to be appropriate.

               (ii) Adjustments in Case of Certain Corporate Transactions. In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive (except for a transaction the principal purposes of which is to change the state in which the Company is incorporated), or in which the shares of Stock are exchanged for or converted into securities issued by another entity, then the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution, then (A) each Option shall terminate upon the consummation of sale, merger, consolidation, or other corporate transaction, and
(B) the Committee shall have the discretion and authority, consistent with
Section 7, exercisable at any time, to provide for the automatic acceleration of vesting or exercisability of one or more Awards granted by it under the Plan. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 8(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that are then exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of the transaction.

               (iii) Other Adjustments. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity, or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, or Stock Appreciation Rights hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

          (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the next annual meeting following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

          (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

          (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards, or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

          (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the state of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), or rules of any stock exchange or automated quotation system on which the stock may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained except with respect to Awards granted by the Company that are otherwise in compliance with Treasury Regulations Section 1.162-27(f)(4)(iii). The Plan shall terminate at such time as no shares of Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

     9. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

          (a) "Award" means any Option, Stock Appreciation Right (including Limited Stock Appreciation Right), Restricted Stock, Stock granted as a bonus or in lieu of another award, or Other Stock-Based Award, together with any other right or interest, granted to a Participant under the Plan.

          (b) "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (c) "Beneficiary" means the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 8(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d 3 under the Exchange Act and any successor to such Rule.

          (e) "Board" means the Company's Board of Directors.

          (f) "Change in Control" means a Change in Control as defined with related terms in Section 7 of the Plan.

          (g) "Change in Control Price" means the amount calculated in accordance with Section 7(c) of the Plan.

          (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i) "Committee" means a committee designated by the Board to administer the Plan. The Board may designate more than one committee to administer the Plan as to various categories of Eligible Persons. The Committee shall consist of at least two directors, and each member of which shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code, provided, when appropriate, a Committee shall satisfy the then requirements of any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted.

          (j) "Company" means Limelight Networks, Inc., a Delaware corporation, or any successor thereto.

          (k) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (l) "Continuous Service" means uninterrupted provision of services to the Company in any capacity of Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee Director, or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

          (m) "Corporate Transaction" means a Corporate Transaction as defined in Section 7(b)(i) of the Plan.

          (n) "Director" means a member of the Board or the board of directors of any Related Entity.

          (o) "Dividend Equivalent" means a right, granted to a Participant under Section 6(c) hereof, to receive, cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          (p) "Effective Date" means the effective date of the Plan, which shall be October 20, 2006.

          (q) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors, and Employees of the Company or of any Related Entity, and Consultants with the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

          (r) "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (t) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

          (u) "Fair Market Value" means the fair market value of Stock, Awards, or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date after which the Company is becomes a publicly held corporation shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

          (v) "Incentive Stock Option" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

          (w) "Incumbent Board" means the Incumbent Board as defined in Section 7(b)(ii) of the Plan.

          (x) "Limited Stock Appreciation Right" means a right granted to a Participant under Section 5(c) hereof.

          (y) "Nonqualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

          (z) "Option" means a stock option right granted to a Participant pursuant to Section 5(b) of the Plan.

          (aa) "Optionee" means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

          (bb) "Other Stock-Based Awards" means Awards granted to a Participant under Section 5(f) hereof.

          (cc) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (dd) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (ee) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

          (ff) "Plan" means this amended and restated 2003 Incentive Compensation Plan.

          (gg) "Related Entity" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Board or the Committee.

          (hh) "Restricted Stock" means Stock granted to a Participant under
Section 5(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

          (ii) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

          (jj) "Stock" means the Company's Common Stock, and such other as may be substituted (or resubstituted) for Stock pursuant to Section 8(c) hereof.

          (kk) "Stock Appreciation Right" means a right granted to a Participant under Section 5(c) hereof.

          (ll) "Subsidiary" means a "subsidiary corporation" whether now or hereafter existing, as defined in Section 424(f) of the Code.

                            LIMELIGHT NETWORKS, INC.

                        2003 INCENTIVE COMPENSATION PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

      1. Grant of Option.

<<NAME>>

<<ADDRESS>>

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Company's Amended and Restated 2003 Incentive Compensation Plan (the "PLAN") and this Nonqualified Stock Option Agreement (this "AGREEMENT"), as follows:

Date of Grant                               <<GrantDate>>

Vesting Commencement Date                   <<VestingStartDate>>

Exercise Price per Share                    $<<FMV>>

Total Number of Shares Granted              <<Numberofshares>>

Total Exercise Price                        $<<ExcerisePrice>>

Type of Option:                                        Incentive Stock Option

                                                 X     Nonqualified Stock Option

Term/Expiration Date:                       <<ExpDate>>

The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof and all applicable laws and regulations.

      2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

      3. Vesting Schedule. Except as otherwise provided in Sections 7 or 10 of this Agreement, or in the Plan, this Option shall be exercisable, in whole or in part, according to the following vesting schedule:

      One-fourth (1/4th) of the total number of shares of common stock subject to the Option shall vest and become exercisable on the one (1) year anniversary of the Vesting Commencement Date, and an additional one forty-eighth (1/48th) of the total number of shares of common stock subject to the Option shall vest and become exercisable on the same day as the Vesting Commencement Date of each calendar month thereafter, provided that the Continuous Service of the Optionee continues through and on such date.

      Upon the termination of the Optionee's Continuous Service with the Company and its Related Entities, any unvested portion of the Option shall terminate and be null and void, except as provided below.

      4. Method of Exercise. The vested portion of this Option shall be exercisable in whole or in part in accordance with the vesting schedule set forth in Section 3 hereof by written notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "EXERCISED SHARES"), and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised after both (a) receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and
(b) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

      5. Lock-Up Period. Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Exchange Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

      Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Exchange Act. The obligations described in this Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day (or other) period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 5.

      6. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash;
(b) check; or (c) with Shares that have been held by the Optionee for at least 6 months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (d) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (e) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion.

      7. Termination of Option.

            (a) This Option may be exercised only in accordance with the Plan and the terms of this Agreement.

            (b) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                  (i) three months after the date on which the Optionee's Continuous Service is terminated other than by reason of (A) Cause, which, solely for purposes of this Agreement, shall mean the termination of the Optionee's Continuous Service by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee or the Board, or (C) the death of the Optionee;

                  (ii) immediately upon the termination of the Optionee's Continuous Service for Cause;

                  (iii) twelve months after the date on which the Optionee's Continuous Service is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;

                  (iv) twelve months after the date of termination of the Optionee's Continuous Service by reason of the death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 7(b)(iii) hereof; or

                  (v) the tenth anniversary of the Date of Grant.

            (c) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive or the Shares are converted into or exchanged for securities issued by another entity, unless the successor or acquiring entity, or an affiliate of such successor or acquiring entity, assumes the Option or substitutes an equivalent option or right pursuant to Section 9(c) of the Plan, and (ii) the Committee or the Board in its sole discretion may by written notice ("CANCELLATION NOTICE") cancel, effective upon the consummation of any corporate transaction described in Subsection 7(b)(i) of the Plan in which the Company does survive, the Option (or portion thereof) that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 7(c) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 7(c).

      8. Transferability. The Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee, or the Optionee's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

      9. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

      10. Acceleration of Exercisability of Option. This Option shall become immediately fully exercisable in the event that, prior to the termination of the Option pursuant to Section 7 hereof, there is a "Change in Control", as defined in Section 7(b) of the Plan, that occurs during the Optionee's Continuous Service and such "Change in Control" was not approved by the Board of Directors of the Company.

      11. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of Delaware.

      12. Interpretation / Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan adopted by the Committee or the Board as may be in effect from time to time. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. The

Optionee accepts the Option subject to all the terms and provisions of the Plan and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee or the Board upon any questions arising under the Plan and this Agreement.

      13 Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's President at 2220 West 14th Street, Tempe, Arizona 85281, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

      14. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

            (a) Exercise of Option. There may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the exercise price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

            (b) Disposition of Shares. If Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

            (c) Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 that was granted with a per share exercise price that is determined by the Internal Revenue Service (the "IRS") to be less than the fair market value of a share on the date of grant (a "DISCOUNT OPTION") may be considered "deferred compensation". An option that is a "discount option" may result in (i) income recognition by the optionee prior to the exercise of the option, (ii) an additional twenty percent (20%) tax, and (iii) potential penalty and interest charges. Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share Exercise Price of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination. Optionee agrees that if the IRS determines that the Option was granted with a per Share Exercise Price that was less than the Fair Market Value of a Share on the Date of Grant, Optionee will be solely responsible for Optionee's costs related to such a determination.

      15. No Right to Continuous Service. Neither the Option nor this Agreement shall confer upon the Optionee any right to Continuous Service with the Company.

      16. Additional Terms Applicable to California Residents. This Section 16 of the Agreement shall apply only to Optionee's receiving Nonqualified Stock Options under the Plan if Optionee is a resident of the State of California. Capitalized terms contained in this Section 16 shall have the same meanings given to them in the Plan and the other sections of this Agreement, unless otherwise provided in this Section 16. Notwithstanding any provisions contained in the Plan or the Agreement to the contrary and to the extent required by applicable law, the following terms shall apply to all options granted to residents of the State of California, until such time as the Plan Administrator amends this Section 16.

            (a) Options granted to a person who, at the time of grant of such option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary, shall have an exercise price not less than 110% of the Fair Market Value per share of Stock on the date of grant. Nonqualified Stock Options granted to any other person shall have an exercise price that is not less than 85% of the Fair Market Value per share of Stock on the date of grant. Notwithstanding the foregoing, options may be granted with a per Share exercise price other than as required above in accordance with and pursuant to a transaction described in
Section 424 of the Code.

            (b) The term of each Option is provided for in Section 7 of this Agreement, provided, however, that in no event shall the term be greater than
(10) years from the Date of Grant thereof.

            (c) Unless determined otherwise by the Committee or the Board, options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Committee or the Board in its sole discretion makes an option transferable, such option may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) to family members (within the meaning of Rule 701 of the Exchange Act) through gifts or domestic relations orders, as permitted by Rule 701 of the Exchange Act.

            (d) Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Committee or the Board and set forth in this Agreement. Except in the case of options granted to officers, directors and consultants, options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the options are granted.

            (e) If Optionee's Continuous Service with the Company and its Related Entities terminates other than for Cause, disability or death, the Optionee may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in this Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in this Agreement).

            (f) If Optionee's Continuous Service with the Company and its Related Entities terminates for Cause, the Optionee's Option will terminate immediately upon such termination.

            (g) If Optionee's Continuous Service with the Company and its Related Entities terminates as a result of Optionee's disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee or the Board, Optionee may exercise his or her Option within six (6) months of termination, or such longer period of time as specified elsewhere in this Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in this Agreement).

            (h) If Optionee's Continuous Service with the Company and its Related Entities terminates as a result of Optionee's death, the Option may be exercised within six (6) months following Optionee's death, or such longer period of time as specified in this Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in this Agreement) by Optionee's designated beneficiary, personal representative, or by the person(s) to whom the Option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution.

            (i) No option shall be granted to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the shareholders.

            (j) The Company shall provide to Optionee, not less frequently than annually during the period such Optionee has one or more options outstanding, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

            (k) Any right of repurchase of unvested shares of Stock on behalf of the Company in the event of Optionee's termination of Continuous Service shall be at the original Exercise Price set forth in this Agreement, provided that such right to repurchase at the original Exercise Price shall lapse at a rate of at least 20% of the shares per year over five (5) years from the date the Option is granted (without respect to the date the Option was exercised or became exercisable) and the right to repurchase shall be exercised for cash or cancellation of indebtedness for the shares within 90 days of the termination of Continuous Service (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of exercise), and the right of repurchase shall terminate when the Company's securities become publicly traded. The foregoing notwithstanding, shares held by an officer, director, manager or consultant of the Company may be subject to additional or greater restrictions.

            (l) Any right of repurchase of vested shares of Stock on behalf of the Company in the event of Optionee's termination of Continuous Service shall be at the Fair Market Value of such shares on the repurchase date, provided that the right to repurchase shall be exercised for cash or cancellation of indebtedness for the shares within 90 days of the termination of employment (or in the case of securities issued upon exercise of options after the date of termination, within 90 days after the date of exercise). The foregoing notwithstanding, shares held by an officer, director, manager or consultant of the Corporation may be subject to additional or greater restrictions.

            (m) In the event that any dividend or other distribution (whether in the form of cash, shares of Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the shares of Stock occurs, the Committee or the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of shares of Stock that may be delivered under the Plan and/or the number, class, and price of such shares covered by each outstanding option, including adjustments to the extent required by Section 25102(o) of the California Corporations Code.

            (n) This Section 16 is incorporated by reference into the Plan and the Committee or the Board shall have the authority to amend this Section 16 in accordance with Section 2 of the Plan.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the ____ day of _________, ____.

                                       COMPANY:

                                       LIMELIGHT NETWORKS, INC.


                                       By:


                                       Name:

                                       Title:


         Optionee has consented to receiving a copy of the Company's most recent prospectus describing the Plan via the Company's web site by executing the attached Consent. Optionee also acknowledges that a complete copy of the Plan document has been made available to him or her through the Company's web site. This Notice shall constitute delivery of the Plan. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option.

Dated:                                 OPTIONEE:


                                       By:

                                       Print Name:

                                    EXHIBIT A

                        2003 INCENTIVE COMPENSATION PLAN

                    NONQUALIFIED STOCK OPTION EXERCISE NOTICE

Limelight Networks, Inc.
Attention: Chief Executive Officer
2220 W. 14th Street
Tempe, Arizona  85281

      1. Exercise of Option. The undersigned, (the "PURCHASER") was granted an option (the "OPTION") to purchase shares of the common stock of Limelight Networks, Inc. (the "COMPANY") on ___________________, _____, pursuant to the Company's Amended and Restated 2003 Incentive Compensation Plan (the "PLAN") and pursuant to the Nonqualified Stock Option Agreement dated __________________, _____ (the "OPTION AGREEMENT"). Purchaser hereby elects to exercise the Option as to a total of __________________ shares of the Stock of the Company (the "SHARES"), all of which are vested, as determined in accordance with the Option Agreement, subject to adjustment in accordance with Section 8(c) of the Plan, the purchase price for the Shares shall be $_______________, as required by the Option Agreement.

      2. Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares. Purchaser authorizes payroll withholding and otherwise will make adequate provision for foreign, federal, state, and local tax withholding obligations of the Company, if any.

      3. Binding Effect. Purchaser acknowledges that the Shares are being acquired in accordance with and subject to the terms, provisions, and conditions of the Plan and the Option Agreement. This Agreement shall inure to the benefit of and be binding upon Purchaser's heirs, executors, administrators, successors, and assigns.

      4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares purchased hereby, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in
Section 8(c) of the Plan.

      5. Transfer. Purchaser is aware that Rule 144, promulgated under the Securities Act of 1933, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. Purchaser understands that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to Purchaser upon request.

      6. Company's Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 6 (the "RIGHT OF FIRST REFUSAL").


            (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "OFFERED PRICE"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

            (b) Exercise of Right of First Refusal. At any time within thirty
(30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

            (c) Purchase Price. The purchase price ("PURCHASE PRICE") for the Shares purchased by the Company or its assignee(s) under this Section 6 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

            (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

            (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 6, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price; provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this
Section 6 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

            (f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 6 notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section 6. "IMMEDIATE FAMILY" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this
Section 6, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 6.

            (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

      7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

      8. Restrictive Legends and Stop-Transfer Orders

            (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN

      PUBLIC OFFERING OF THE COMPANY'S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

            (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

      9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

      10. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Committee or the Board which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee or the Board shall be final and binding on all parties.

      11. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect.

      12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

      Purchaser agrees to promptly notify the Chief Financial Officer of the Company if any of the Shares acquired pursuant to the Option are transferred within one (1) year from the date of exercise of all or part of the Option or within two (2) years of the Date of Grant of the Option.

         Purchaser's address of record is:





         Purchaser's Social Security Number is:

                                       Very truly yours,





                                       (Signature)


                                       (Purchaser's Name Printed)


Receipt of the above is hereby acknowledged.

LIMELIGHT NETWORKS, INC.

By:
       Print Name:
       Title:
       Dated: